SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2004

SMURFIT-STONE CONTAINER ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3439	36-2041256
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	150 North Michigan Avenue Chicago, Illinois	60601
	(Address of principal executive offices)	(Zip Code)

(312) 346-6600
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Definitive Material Agreement.

The disclosure set forth below under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is hereby incorporated by reference into this Item 1.01.

Item 2.03.              Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(b)           As of November 23, 2004, Smurfit-Stone Container Enterprises, Inc. (the “Company”), Stone Receivables Corporation, a wholly-owned subsidiary of the Company (“SRC”), and SSCE Funding, LLC, a single member, special purpose, limited liability company wholly-owned by SRC  (“Funding LLC”), entered into a receivables-backed financing (the “Financing”) consisting of:

(i)            a Sale Agreement (the “Sale Agreement”) pursuant to which the Company sold and contributed to SRC certain trade accounts receivable it originated or acquired and will continue to sell and contribute certain newly originated trade accounts receivable (“Receivables”),

(ii)           a Transfer and Servicing Agreement (the “Servicing Agreement”) among the Company, as servicer, SRC, and Funding LLC pursuant to which SRC contributed and will continue to contribute Receivables to Funding LLC, and the Company will continue to service the Receivables,

(iii)          a Master Indenture (the “Master Indenture”) between Funding LLC and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), pursuant to which Funding LLC may issue from time to time one or more series of notes secured by Receivables and certain related assets,

(iv)          a Series 2004-1 Indenture Supplement (the “Series 2004-1 Supplement”) between Funding LLC and the Indenture Trustee, pursuant to which Funding LLC has issued in a private placement term notes in an aggregate amount of $350 million,

(v)           a Series 2004-2 Indenture Supplement (the “Series 2004-2 Supplement”) between Funding LLC and the Indenture Trustee, pursuant to which Funding LLC has issued in a private placement a variable funding note in an aggregate amount of $125 million (the “Variable Funding Note”), and

(vi)          a Variable Funding Note Purchase Agreement (the “VFN Purchase Agreement” and together with the Sale Agreement, the Servicing Agreement, the Master Indenture, the Series 2004-1 Supplement and the Series 2004-2 Supplement, the “Agreements”) among Funding LLC, as issuer, Barton Capital LLC, as conduit purchaser, certain financial institutions, as committed purchasers, and Societe Generale, as agent for the purchasers, pursuant to which the purchasers purchased the Variable Funding Note.

The sale of Receivables is an off-balance sheet arrangement and is recorded as a reduction in receivables on the Company’s consolidated balance sheet.  Under the Agreements, the Company, SRC and Funding LLC have made representations and warranties regarding the Receivables as well as their businesses and properties and are required to comply with various covenants, servicing procedures, limitations on disposing of Receivables sold to Funding LLC, reporting requirements and other customary requirements for similar securitized credit facilities.  Continued availability of the Financing is conditioned upon compliance with covenants, related primarily to the operation of the Financing as set forth in the Agreements.  Should the Company be unable to comply with these covenants, the Financing would be terminated and although the Company would not be required to repurchase previously sold Receivables, the Company would be prevented from selling additional receivables.

The Agreements also include usual and customary events of default for securitized credit facilities of this nature, including allowing the Indenture Trustee, upon a default, to pursue its rights in the Receivables directly with the obligors.  The maximum potential future payments under the Agreements are $475 million plus any program fees and expenses payable pursuant to the Agreements.

Copies of the Agreements are filed as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2 and 10.3 and are incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibits are filed herewith:

4.1           Master Indenture dated as of November 23, 2004 between SSCE Funding, LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.2           Series 2004-1 Indenture Supplement to Master Indenture dated as of November 23, 2004 between SSCE Funding, LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.3           Series 2004-2 Indenture Supplement to Master Indenture dated as of November 23, 2004 between SSCE Funding, LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

10.1         Sale Agreement dated as of November 23, 2004 by and between Smurfit-Stone Container Enterprises, Inc., as Seller, and Stone Receivables Corporation.

10.2         Transfer and Servicing Agreement dated as of November 23, 2004 by and among Stone Receivables Corporation, SSCE Funding, LLC and Smurfit-Stone Container Enterprises, Inc., as Servicer.

10.3         Variable Funding Note Purchase Agreement dated as of November 23, 2004 by and among SSCE Funding LLC, as issuer, Barton Capital LLC, as conduit purchaser, certain financial institutions, as committed purchasers, and Societe Generale, as agent for the purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER ENTERPRISES, INC.

Dated: November 24, 2004	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Master Indenture dated as of November 23, 2004 between SSCE Funding, LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.2	Series 2004-1 Indenture Supplement to Master Indenture dated as of November 23, 2004 between SSCE Funding, LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.3	Series 2004-2 Indenture Supplement to Master Indenture dated as of November 23, 2004 between SSCE Funding, LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

10.1	Sale Agreement dated as of November 23, 2004 by and between Smurfit-Stone Container Enterprises, Inc., as Seller, and Stone Receivables Corporation.

10.2	Transfer and Servicing Agreement dated as of November 23, 2004 by and among Stone Receivables Corporation, SSCE Funding, LLC and Smurfit-Stone Container Enterprises, Inc., as Servicer.

10.3

Variable Funding Note Purchase Agreement dated as of November 23, 2004 by and among SSCE Funding LLC, as issuer, Barton Capital LLC, as conduit purchaser, certain financial institutions, as committed purchasers, and Societe Generale, as agent for the purchasers.